UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2024

ENERGY RESOURCES 12, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-55916	81-4805237
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

120 W 3rd Street, Suite 220 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 882-9192

                       Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Energy Resources 12, L.P. (the “Partnership”) is filing this report in accordance with Item 8.01 of Form 8-K.

Item 8.01.  Other Events

To assist trustees and custodians of individual retirement accounts (“IRAs”) containing an investment in the Partnership’s common units and to assist broker-dealers in meeting their customer account statement reporting obligations under Financial Industry Regulatory Authority (“FINRA”) rules for investments in the Partnership, the Partnership is providing an estimated per common unit value of the Partnership’s common units as of December 31, 2023 of $11.36 per common unit, as further described below. There can be no assurance that this estimated value per common unit, or the method used to estimate such value, complies with requirements applicable to a trustee’s, custodian’s or broker-dealer’s obligations with respect to IRAs or FINRA’s reporting requirements. At December 31, 2023, the Partnership owns an approximate 5.6% non-operated working interest in 421 producing wells, predominantly in McKenzie, Dunn, McLean and Mountrail counties of North Dakota (collectively, the “Bakken Assets”). The Bakken Assets are operated by 13 third-party operators on behalf of the Partnership and other working interest owners. The average age of the Partnership’s producing wells is approximately 7 years.

Methodology

The fair value estimate of the Partnership’s common units was based upon a third-party valuation, performed by Pinnacle Energy Services of Oklahoma City, Oklahoma, of the Partnership’s oil and natural gas properties and management’s estimate of the fair value of the Partnership’s other assets and liabilities as of December 31, 2023. The developed per common unit value range is $10.26 – $12.62. The Partnership utilized the mid-point of the assumptions discussed below to determine the estimated value per common unit above. The following is a summary of the details of the fair value estimate:

(in thousands, except per common unit data)	Estimate at 12/31/23
(unaudited)

Estimated fair value of oil and gas properties	$122,771
Estimated fair value of cash and cash equivalents	1,456
Estimated fair value of other assets and liabilities, net	1,095
Estimated fair value of equity	$125,322

Common units outstanding	11,032

Estimated value per common unit	$11.36

Since the Partnership’s common units are not listed on a national securities exchange, no material public market exists for the Partnership’s common units. As a result, although not prepared for generally accepted accounting purposes, the value estimate of the Partnership’s oil and gas properties was derived from unobservable inputs and was based on the income approach as outlined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures. In the income approach, the estimated value of the Partnership’s oil and gas properties was calculated from a discounted cash flow model using consolidated projected cash flows of the Partnership’s reserves, as well as a discount rate based on market conditions at December 31, 2023. An additional market-based adjustment was made to reflect the probability of successful future development of the Partnership’s oil and gas reserves at December 31, 2023. The Partnership’s cash and cash equivalents are all highly liquid with maturities of three months or less and the fair market value approximates the carrying value. The Partnership’s other assets and liabilities include receivables from the sale of oil, natural gas and natural gas liquids, accounts payable and accrued expenses, which are short-term in nature, and the carrying value of these assets and liabilities approximates fair value at December 31, 2023. The valuation methodology and calculations were reviewed by management of the Partnership and considered reasonable. The estimated value was not based on an appraisal of the Partnership’s assets.

Limitations of the Estimated Value per Common Unit

As with any methodology used to estimate value, the methodology employed by the Partnership was based upon several estimates and assumptions that may not be accurate or complete and may not accurately reflect future conditions. The estimates and assumptions underlying the estimated value involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions which may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among others, risks and uncertainties described in the periodic reports filed by the Partnership with the Securities and Exchange Commission (“SEC”), all of which are difficult to predict and many of which are beyond the control of the Partnership. Further, different parties using different assumptions and estimates could derive a different estimated value per common unit, which could be significantly different from the Partnership’s estimated value per common unit.

The estimated per common unit value does not represent: (i) the amount at which the Partnership’s common units would trade on a national securities exchange, (ii) the amount a limited partner would obtain if he or she tried to sell his or her common units or (iii) the amount limited partners would receive if the Partnership liquidated its assets and distributed the proceeds after paying all expenses and liabilities. Accordingly, with respect to the estimated value per common unit, the Partnership can give no assurance that:

•	a limited partner would be able to resell his or her common units at this estimated value;
•

a limited partner would ultimately realize distributions per common unit equal to the estimated value per common unit upon liquidation of the Partnership’s assets and settlement of its liabilities or a sale of the Partnership (in part because estimated values do not necessarily indicate the price at which individual assets or the Partnership could be sold, oil and gas property values fluctuate and change, and the estimated value may not take into account the expenses associated with such a sale);

•	the Partnership’s common units would trade at a price equal to or greater than the estimated value per common unit if they were listed on a national securities exchange;
•

the methodology used to estimate the value per common unit would be acceptable to FINRA or for compliance with requirements applicable to a trustee’s or custodian’s obligations with respect to IRAs; or

•	any or all of the assumptions used in estimating the value per common unit will prove to be accurate or complete.

The estimated value reflects the fact that the estimate was calculated as of a point in time. The value of the Partnership’s common units will likely change over time and will be influenced by changes to the value of individual assets, changes in the oil and gas industry, as well as changes and developments in the energy and capital markets. The Partnership does not intend to update or otherwise revise the above information to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the information are no longer appropriate.

Assumptions Used in Estimated Value per Common Unit

As discussed above, the estimated value of the Partnership’s oil and gas properties was determined based on various market level assumptions, including but not limited to commodity market prices, discount rates and processing and transportation costs. Because the Partnership’s assets are operated by 14 third-party operators, some of the assumptions will vary by operator. The following is a list of key assumptions used in the calculation of the estimated value of the Partnership’s oil and gas properties, a component of the estimated value per common unit:

•

NYMEX oil strip pricing as of January 1, 2024, which ranges from $71.53 per barrel to $62.02 per barrel as of January 1, 2024 to December 31, 2028, and an increase of 3% thereafter with price cap at $85.00 per barrel

•

NYMEX gas strip pricing as of January 1, 2024, which ranges from $2.66 per Mcf to $3.80 per Mcf as of January 1, 2024 to December 31, 2028, and then held flat thereafter at a price cap of $4.50 per Mcf

•	Differentials to NYMEX strip pricing due to product processing, transportation or contract terms
-	Weighted average oil differential of +$0.51 per barrel of oil
-	Weighted average natural gas differential of +$0.20 per Mcf of natural gas
-	Natural gas liquids (NGL) pricing determined using weighted average of 3.9% of NYMEX oil price
-	Weighted average natural gas shrink of 33.0%
-	Weighted average NGL yield of 105.26 barrels per MMcf of wet gas
•	Additional gathering and processing (G&P) expenses subsequently applied after differentials to NYMEX strip pricing
-	Weighted average G&P expense on the production and sale of oil of $5.62 per barrel
-	Weighted average G&P expense on the production and sale of natural gas of $2.85 per Mcf
-	Weighted average G&P expense on the production and sale of NGL of $20.32 per barrel of oil equivalent

•	Weighted average estimate of gross fixed lease operating expenses per well of approximately $6,800 per month
•	Total net variable lease operating expenses estimated at weighted average of $11.16 per barrel of oil
•	Total net variable workover expenses estimated at $3.49 per barrel of oil
•	Gross capital expenditures to drill and complete future development locations estimated between approximately $7.0 and $11.0 million per well, depending upon operator and length of the well
•	Discount rate – 10.0%
•	Risk adjustments to calculated present value
-	Proved developed producing (PDP) assets – 5.0%
-	Proved developed non-producing (PDNP) assets – 10.0%
-	Proved undeveloped (PUD) assets to be drilled within five years – 15.0%
-	Proved undeveloped (PROB) assets to be drilled between five and ten years – 25.0%
-	Proved undeveloped (POSS) assets to be drilled after ten years – 35.0%
-	Proved developed and undeveloped non-consent assets – 50.0%

A change in any of the assumptions would likely produce a different estimated value per common unit. For example:

•	An increase in the discount rate assumption of 100 basis points would decrease the per common unit value range by approximately $1.05 per common unit, all other assumptions remaining the same;
•	A decrease in the discount rate assumption of 100 basis points would increase the per common unit value range by approximately $1.26 per common unit, all other assumptions remaining the same;
•

An increase in the average NYMEX oil and natural gas strip pricing assumptions of 500 basis points would increase the per common unit value range by approximately $1.04 per common unit, all other assumptions remaining the same;

•

A decrease in the average NYMEX oil and natural gas strip pricing assumptions of 500 basis points would decrease the per common unit value range by approximately $1.10 per common unit, all other assumptions remaining the same;

•

An increase of 500 basis points in the risk adjustment percentage to calculated present value per reserve category would decrease the per common unit value range by approximately $0.68 per common unit, all other assumptions remaining the same; and

•

A decrease of 500 basis points in the risk adjustment percentage to calculated present value per reserve category would increase the per common unit value range by approximately $0.68 per common unit, all other assumptions remaining the same.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Partnership to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Partnership to implement its operating strategy; the ability of the Partnership to manage planned growth; the ability of the Partnership to provide liquidity opportunities for its limited partners; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the energy and capital markets; financing risks; litigation; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Partnership’s business. Although the Partnership believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Current Report on Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Partnership or any other person that the results or conditions described in such statements or the objectives and plans of the Partnership will be achieved. Readers should carefully review the Partnership’s financial statements and the notes thereto, as well as the risk factors described in the Partnership’s filings with the SEC, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Partnership with the SEC on March 22, 2023. Any forward-looking statement that the Partnership makes speaks only as of the date of this Current Report on Form 8-K. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 26, 2024

ENERGY RESOURCES 12, L.P.

		By:	/s/ David S. McKenney
David S. McKenney
Chief Financial Officer of Energy Resources 12 GP, LLC